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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                          ---------------------------


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 19, 1999



                            CLIFFS DRILLING COMPANY
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)



              001-12797                             76-0248934
       (Commission File Number)        (I.R.S. Employer Identification No.)



         1200 SMITH STREET
             SUITE 300
           HOUSTON, TEXAS                              77002
(Address of principal executive offices)            (Zip Code)



                                 (713) 651-9426
              (Registrant's telephone number, including area code)



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Item 4.           Change in Registrant's Certifying Accountant.

         Effective December 1, 1998, Cliffs Drilling Company (the "Company") was acquired by R&B Falcon Corporation, a Delaware corporation ("R&B Falcon"), by way of a merger (the "Merger") of RBF Cliffs Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of R&B Falcon, with and into the Company. As a result of the Merger, the Company is now a wholly-owned subsidiary of R&B Falcon.

         Prior to the Merger, Ernst & Young LLP ("Ernst & Young") served as the principal accountant to audit the Company's financial statements, and Arthur Andersen LLP ("Arthur Andersen") served as the principal accountant to audit the financial statements of R&B Falcon and its consolidated subsidiaries. On May 19, 1999, the Board of Directors of R&B Falcon, upon the recommendation of the Audit Committee, selected Arthur Andersen to audit the books, records, and accounts of the Company. Accordingly, Arthur Andersen will serve as the principal accountant to audit the Company's financial statements, effective as of May 19, 1999.

         R&B Falcon's decision to utilize Arthur Andersen as the Company's principal independent auditor may be deemed to constitute a dismissal of Ernst & Young within the meaning of Item 304(a) of Regulation S-K promulgated by the Securities and Exchange Commission (the "Commission"). The reports of Ernst & Young on the Company's consolidated financial statements as of December 31, 1997 and 1998 and for each of the years in the three-year period ended December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 1997 and 1998, and in the subsequent interim period, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report. The Company has requested Ernst & Young to furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 19, 1999, is filed as Exhibit 16.1 hereto.


Item 7.           Financial Statements And Exhibits

         (c)      Exhibits.

         16.1              Letter from Ernst & Young LLP



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CLIFFS DRILLING COMPANY



Dated: May 19, 1999                    By: /s/ Edward A. Guthrie
                                           -------------------------------------
                                               Edward A. Guthrie
                                               Vice President - Finance



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                               INDEX TO EXHIBITS

Exhibit           Description
-------           -----------

 16.1             Letter from Ernst & Young LLP